INCOME TAXES (Details) - CAD ($)	12 Months Ended
	Mar. 31, 2023	Mar. 31, 2022
INCOME TAXES
Loss for the year	$ (32,583)	$ (1,078,937)
Total income tax expense	0	0
Loss excluding income tax	(32,583)	(1,078,937)
Income tax expense (recovery) using the Company's tax rate	(9,000)	(291,000)
Non-deductible expenses and other	142,000	107,000
Change in deferred tax rates	0	0
Temporary difference booked to reserve	(23,000)	(199,000)
Deferred income tax assets not recognized	$ (110,000)	$ 383,000